Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated August 19, 2008 to
Statement of Additional Information Dated May 1, 2008

Change in the Funds’ Chief Compliance Officer

Ms. Nicole J. Best, the Funds’ Vice President and Chief Compliance Officer, has resigned her positions with the Funds, effective August 14, 2008, to pursue other interests. Effective as of that date, Ms. Vinita K. Paul was appointed by the Board to be the Funds’ Vice President and Chief Compliance Officer.

The entry referring to Ms. Best in the table on page 42 of the Funds’ SAI is hereby substituted in its entirety with the following information relating to Ms. Paul:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director
Vinita K. Paul 789 North Water Street Milwaukee, WI 53202 Birthdate: 8/79	Vice President and Chief Compliance Officer	Since 8/08
Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.
				N/A	N/A

Appointment of Interim Treasurer

Ms. Christine Johnson, the Treasurer and Principal Accounting Officer of the Funds, will begin a temporary leave of absence in September 2008. The Board has designated Mr. Paul T. Beste, Chief Operating Officer of the Advisor and Vice President and Secretary of the Funds, as Interim Treasurer and Principal Accounting Officer until Ms. Johnson’s return.

Other Amendments to the Funds’ SAI

The Funds wish to add additional information relating to Mr. Kenneth A. Kavajecz’s past position with the Board of Governors of the Federal Reserve System and to update information with respect to Mr. Micheal D. Dunham. The entries referring to Messrs. Kavajecz and Dunham in the table on page 40 of the Funds’ SAI is hereby substituted in its entirety with the following information:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director
Michael D. Dunham 789 North Water Street Suite 500 Milwaukee, WI 53202 Birthdate: 07/45	Director	Since 1/04	President, DGA Real Estate, LLC since January 2006; President and Owner of Dunham Global Associates, Ltd., since 2001; Chairman of the Board, Merge Technologies, Inc. July 2006 to June 2008; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Kenneth A. Kavajecz 789 North Water Street Suite 500 Milwaukee, WI 53202 Birthdate: 03/66	Director	Since 2/08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None